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                                  EXHIBIT 23.2
                         CONSENT OF ARTHUR ANDERSEN LLP


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated February 28, 2001 included in the Andrea Electronics Corporation Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Form S-8 registration statement.


                                                     /s/ ARTHUR ANDERSEN LLP

Melville, New York

February 13, 2002